UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2010

MIZATI LUXURY ALLOY WHEELS, INC.
(Exact name of registrant as specified in its charter)

California	(commission file number here)	(ID number here)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

19929 Harrison Ave
City of Industry, California 91789
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (909) 839-5118

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective on July 12, 2010, Mizati Luxury Alloy Wheels, Inc. (the “Company”) effectuated a reverse stock split with a ratio of 1-for-40, whereby each forty (40) issued and outstanding shares of the common stock of the Company, par value $0.001 per share (“Common Stock”) shall be combined into one (1) share of Common Stock (the “Reverse Split”).

Effective July 12, 2010, the Company’s Common Stock will commence trading under a new Pink Sheets trading symbol, “MZTAD”.  The new trading symbol has been assigned by Financial Industry Regulatory Authority (“FINRA”) in connection with the approval of the Reverse Split.  The Company’s trading symbol will revert to “MZTA” within 20 business days.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
99.1	Press Release dated July 13, 2010 issued by Mizati Luxury Alloy Wheels, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2010	MIZATI LUXURY ALLOY WHEELS, INC.

	By:	/s/ Hazel Chu
Hazel Chu
Chief Executive Officer